EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2021 FINANCIAL RESULTS

Fourth Quarter 2021 Highlights:

●	Revenues of $153.0 million, compared with $138.9 million in the same period last year
●	GAAP net income of $8.2 million, or $0.15 per diluted share, compared with a net loss of $0.1 million, or $(0.00) per diluted share in the same period last year
●	Non-GAAP net income of $22.6 million, or $0.43 per diluted share, compared with $15.0 million, or $0.30 per diluted share in the same period last year

Full Year 2021 Highlights:

●	Revenues of $583.3 million, compared with $454.2 million last year
●	GAAP net income of $26.0 million, or $0.49 per diluted share, compared with a net loss of $8.4 million, or $(0.17) per diluted share last year
●	Non-GAAP net income of $73.6 million, or $1.43 per diluted share, compared with $42.3 million, or $0.86 per diluted share last year

Plainview, N.Y., February 16, 2022 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2021. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '21	Q4 '20	2021	2020
Revenue	$153.0	$138.9	$583.3	$454.2
Net income (loss)	$8.2	$(0.1)	$26.0	$(8.4)
Diluted earnings (loss) per share	$0.15	$(0.00)	$0.49	$(0.17)

	4th Quarter		Full Year
Non-GAAP Results	Q4 '21	Q4 '20	2021	2020
Operating income	$24.9	$17.6	$86.6	$52.5
Net income	$22.6	$15.0	$73.6	$42.3
Diluted earnings per share	$0.43	$0.30	$1.43	$0.86

“I am proud of our many accomplishments in 2021,” commented Bill Miller, Veeco’s Chief Executive Officer. “We successfully advanced our product innovation and penetrated new customers, enhanced our service capabilities, increased our manufacturing capacity, improved our capital structure, solidified our governance and commitment to corporate responsibility, and strengthened the Veeco United culture. In September, we announced long-term financial targets and made immediate progress toward those targets with significant revenue and EPS growth in 2021.”

“We had solid results in the fourth quarter with revenue and EPS exceeding the midpoint of our guidance,” continued Mr. Miller. “Demand in our semiconductor and compound semiconductor markets is exceptionally strong and we exited 2021 with order momentum, increased backlog and exciting opportunities that will support our growth strategy.”

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2022:

●	Revenue is expected in the range of $145 million to $165 million
●	GAAP diluted earnings per share are expected in the range of $0.15 to $0.32
●	Non-GAAP diluted earnings per share are expected in the range of $0.28 to $0.44

The above issued guidance takes into account the impact of the adoption of ASU 2020-06, effective January 1, 2022, which includes the reduction of non-cash interest expense for GAAP purposes, and the calculation of diluted earnings per share using the if-converted method for both GAAP and non-GAAP purposes. Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 16, 2022 starting at 5:00pm ET. To join the call, dial 1-888-220-8451 (toll free) or 1-646-828-8193 and use passcode 9212833. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Bencivenga (516) 252-1438abencivenga@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Net sales	$152,972	$138,946	$583,277	$454,163
Cost of sales	88,949	82,101	341,003	259,863
Gross profit	64,023	56,845	242,274	194,300
Operating expenses, net:
Research and development	22,283	21,417	88,680	78,994
Selling, general, and administrative	21,211	20,710	84,536	76,251
Amortization of intangible assets	2,974	3,831	12,280	15,333
Restructuring	—	—	—	1,097
Asset impairment	—	—	—	281
Other operating expense (income), net	(71)	281	68	(221)
Total operating expenses, net	46,397	46,239	185,564	171,735
Operating income (loss)	17,626	10,606	56,710	22,565
Interest expense, net	(5,799)	(6,516)	(26,020)	(23,188)
Other income (expense), net	(5,010)	(4,794)	(5,010)	(7,841)
Income (loss) before income taxes	6,817	(704)	25,680	(8,464)
Income tax expense (benefit)	(1,387)	(602)	(358)	(73)
Net income (loss)	$8,204	$(102)	$26,038	$(8,391)

Income (loss) per common share:
Basic	$0.17	$(0.00)	$0.53	$(0.17)
Diluted	$0.15	$(0.00)	$0.49	$(0.17)

Weighted average number of shares:
Basic	49,187	48,340	49,073	48,362
Diluted	54,931	48,340	53,643	48,362

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2021	2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$119,747	$129,625
Restricted cash	725	658
Short-term investments	104,181	189,771
Accounts receivable, net	109,609	79,991
Contract assets	18,293	21,246
Inventories	170,858	145,906
Deferred cost of sales	346	433
Prepaid expenses and other current assets	25,628	19,301
Total current assets	549,387	586,931
Property, plant and equipment, net	99,743	65,271
Operating lease right-of-use assets	28,813	10,275
Intangible assets, net	33,905	46,185
Goodwill	181,943	181,943
Deferred income taxes	1,639	1,440
Other assets	3,546	6,019
Total assets	$898,976	$898,064

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$44,456	$33,656
Accrued expenses and other current liabilities	79,752	44,876
Customer deposits and deferred revenue	63,136	67,235
Income taxes payable	1,860	914
Total current liabilities	189,204	146,681
Deferred income taxes	4,792	5,240
Long-term debt	229,438	321,115
Long-term operating lease liabilities	32,834	6,305
Other liabilities	5,080	10,349
Total liabilities	461,348	489,690

Total stockholders’ equity	437,628	408,374
Total liabilities and stockholders’ equity	$898,976	$898,064

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended December 31, 2021	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$152,972					$152,972
Gross profit	64,023	608		235		64,866
Gross margin	41.9%					42.4%
Operating expenses	46,397	(2,906)	(2,974)	(537)		39,980
Operating income (loss)	17,626	3,514	2,974	772	^	24,886
Net income (loss)	8,204	3,514	2,974	7,950	^	22,642

Income (loss) per common share:
Basic	$0.17					$0.46
Diluted	0.15					0.43
Weighted average number of shares:
Basic	49,187					49,187
Diluted (1)	54,931					52,761

^	- See table below for additional details.

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position. The average stock price for the three months ended December 31, 2021 was $25.53, and therefore 1.9 million shares were included in the non-GAAP diluted share count, and 4.0 million shares were included in the GAAP diluted share count related to the 2027 Notes.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2021
Transition expenses related to San Jose expansion project	$698
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	74
Subtotal	772
Non-cash interest expense	3,057
Other (income) expense, net	5,010
Non-GAAP tax adjustment *	(889)
Total Other	$7,950

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended December 31, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$138,946					$138,946
Gross profit	56,845	486		20		57,351
Gross margin	40.9%					41.3%
Operating expenses	46,239	(2,656)	(3,831)	(41)		39,711
Operating income (loss)	10,606	3,142	3,831	61	^	17,640
Net income (loss)	(102)	3,142	3,831	8,085	^	14,956

Income (loss) per common share:
Basic	$(0.00)					$0.31
Diluted	(0.00)					0.30
Weighted average number of shares:
Basic	48,340					48,340
Diluted	48,340					49,663

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2020
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	$61
Subtotal	61
Non-cash interest expense	3,511
Other (income) expense, net	4,794
Non-GAAP tax adjustment *	(281)
Total Other	$8,085

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2021	December 31, 2020
GAAP Net income (loss)	$8,204	$(102)
Share-based compensation	3,514	3,142
Amortization	2,974	3,831
Transition expenses related to San Jose expansion project	698	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	74	61
Interest (income) expense, net	5,799	6,516
Other (income) expense, net	5,010	4,794
Income tax expense (benefit)	(1,387)	(602)
Non-GAAP Operating income (loss)	$24,886	$17,640

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2021	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$583,277					$583,277
Gross profit	242,274	2,373		448		245,095
Gross margin	41.5%					42.0%
Operating expenses	185,564	(12,876)	(12,280)	(1,918)		158,490
Operating income (loss)	56,710	15,249	12,280	2,366	^	86,605
Net income (loss)	26,038	15,249	12,280	20,082	^	73,649

Income (loss) per common share:
Basic	$0.53					$1.50
Diluted	0.49					1.43
Weighted average number of shares:
Basic	49,073					49,073
Diluted	53,643					51,472

^	- See table below for additional details.

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position. The average stock price for the fiscal year ended December 31, 2021 was $22.89, and therefore 1.3 million shares were included in the non-GAAP diluted share count, and 3.5 million shares were included in the GAAP diluted share count related to the 2027 Notes.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

For the year ended December 31, 2021
Transition expenses related to San Jose expansion project	2,021
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	345
Subtotal	2,366
Non-cash interest expense	13,819
Other (income) expense, net	5,010
Non-GAAP tax adjustment *	(1,113)
Total Other	$20,082

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$454,163					$454,163
Gross profit	194,300	1,870		348		196,518
Gross margin	42.8%					43.3%
Operating expenses	171,735	(10,833)	(15,333)	(1,530)		144,039
Operating income (loss)	22,565	12,703	15,333	1,878	^	52,479
Net income (loss)	(8,391)	12,703	15,333	22,684	^	42,329

Income (loss) per common share:
Basic	$(0.17)					$0.88
Diluted	(0.17)					0.86
Weighted average number of shares:
Basic	48,362					48,362
Diluted	48,362					49,309

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

For the year ended December 31, 2020
Restructuring	$1,097
Asset impairment	281
Release of inventory fair value step-up associated with the Ultratech purchase accounting	273
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	227
Subtotal	1,878
Non-cash interest expense	13,792
Other (income) expense, net	7,841
Non-GAAP tax adjustment *	(827)
Total Other	$22,684

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Year ended	Year ended
	December 31, 2021	December 31, 2020
GAAP Net income (loss)	$26,038	$(8,391)
Share-based compensation	15,249	12,703
Amortization	12,280	15,333
Transition expenses related to San Jose expansion project	2,021	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	345	227
Restructuring	—	1,097
Asset impairment	—	281
Release of inventory fair value step-up associated with the Ultratech purchase accounting	—	273
Interest (income) expense, net	26,020	23,188
Other (income) expense, net	5,010	7,841
Income tax expense (benefit)	(358)	(73)
Non-GAAP Operating income (loss)	$86,605	$52,479

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
March 31, 2022	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$145	-	$165				$145	-	$165
Gross profit	58	-	71	1	—	1	60	-	73
Gross margin	41%	-	43%				42%	-	44%
Operating expenses	48	-	50	(3)	(3)	(1)	42	-	44
Operating income (loss)	10	-	21	4	3	1	18	-	29
Net income (loss)	$7	-	$18	4	3	1	$15	-	$26

Income (loss) per diluted common share	$0.15	-	$0.32				$0.28	-	$0.44

Veeco Instruments Inc. and Subsidiaries

Income (Loss) per Diluted Common Share

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending March 31, 2022	GAAP			Non-GAAP
Net income	$7	-	$18	$15	-	$26
Add: Interest on Convertible Senior Notes	2		3	2		2
Net income available to common shareholders	$9	-	$21	$17	-	$28

Basic weighted average common shares	49		49	49		49
Add: Dilutive effect of share-based awards	2		2	2		2
Add: Dilutive effect of 2023 Convertible Senior Notes	—		—	—		—
Add: Dilutive effect of 2025 Convertible Senior Notes	—		6	6		6
Add: Dilutive effect of 2027 Convertible Senior Notes (1)	9		9	7		7
Diluted weighted average common shares	60		66	64		64

Income (loss) per diluted common share	$0.15	-	$0.32	$0.28	-	$0.44

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2022
GAAP Net income (loss)	$7	-	$18
Share-based compensation	4	-	4
Amortization	3	-	3
Interest expense, net	3	-	3
Other	1	-	1
Non-GAAP Operating income (loss)	$18	-	$29

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.